UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2010

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

CONSOL Energy Inc. (“CONSOL Energy” or the “Company”) and certain of its subsidiaries (other than CNX Gas Corporation (“CNX Gas”and its subsidiaries) entered into an Amended and Restated Credit Agreement dated as of May 7, 2010 (the “Credit Agreement”) for a new senior secured credit facility with certain lenders, with Bank of America, N.A. as syndication agent, and with PNC Bank, National Association as administrative agent. In addition, CONSOL Energy and certain of its subsidiaries entered into an Amended and Restated Collateral Trust Agreement (the “Collateral Trust Agreement”), Amended and Restated Pledge Agreement (the “Pledge Agreement”), Amended and Restated Security Agreement (the “Security Agreement”) and a First Amendment to the Amended and Restated Patent, Trademark and Copyright Security Agreement (“Patent Security Agreement”), all dated as of May 7, 2010. The new senior secured credit facility replaced the Company’s existing $1 billion senior secured credit facility which had been entered into effective June 27, 2007 (the “Old Facility”)

CNX Gas, an 83.3% owned subsidiary of CONSOL Energy, and its wholly-owned subsidiaries entered into a Credit Agreement dated as of May 7, 2010 (the “CNX Gas Credit Agreement”) for a new senior secured credit facility with certain lenders, with Bank of America, N.A. as syndication agent, and with PNC Bank, National Association as administrative agent. In addition, CNX Gas and its wholly-owned subsidiaries entered into a Collateral Trust Agreement (the “CNX Gas Collateral Trust Agreement”), Pledge Agreement (the “CNX Gas Pledge Agreement”), and Security Agreement (the “CNX Gas Security Agreement”), all dated as of May 7, 2010. The new CNX Gas senior secured revolving credit facility replaced CNX Gas’ existing $200 million revolving credit facility which had been entered into effective October 7, 2005 (the “CNX Gas Old Facility”).

CONSOL Energy Inc.

The Credit Agreement provides for a secured revolving credit facility (the “Credit Facility”) in an aggregate outstanding principal amount of up to $1.5 billion, including borrowings and letters of credit. In addition to refinancing all outstanding amounts under the Old Facility, borrowings under the Credit Facility may be used by CONSOL Energy to finance the purchase of outstanding shares of CNX Gas and for general corporate purposes and working capital.

Interest on outstanding indebtedness under the Credit Facility currently accrues, at the Company’s option, at a rate based on either:

the greater of (i) the federal funds open rate plus .5%, (ii) PNC Bank, National Association’s prime rate,

and (iii) the daily LIBOR rate plus 1.0%,

in each case, plus a margin ranging from 1.5% to 2.5%

or

the LIBOR rate plus a margin ranging from 2.5% to 3.5%.

The applicable margin added to the underlying interest rate fluctuates based on the Company’s leverage ratio.

The Credit Facility matures on May 7, 2014, and requires compliance with conditions precedent that must be satisfied prior to any borrowing as well as ongoing compliance with certain affirmative and negative covenants to which CONSOL Energy and most of its wholly-owned subsidiaries must adhere.

The affirmative covenants include (i) maintenance of existence, (ii) payment of obligations, including taxes, (iii) maintenance of properties, insurance, leases, books and records, permits, coal supply agreements and material contracts, (iv) compliance with laws, (v) use of proceeds, (vi) subordination of intercompany loans, (vii) anti-terrorism laws, and (vii) granting of collateral. In addition, if CNX Gas (and/or any of its subsidiaries) guarantees CONSOL Energy’s 8.25% Senior Notes due 2020 or 8% Senior Notes due 2017, the Company will cause CNX Gas (and/or such subsidiaries) to guarantee the Credit Agreement.

The negative covenants of the Credit Facility include restrictions on the ability of CONSOL Energy (and its wholly-owned subsidiaries which are parties to the Credit Facility) (i) to create, incur, assume or suffer to exist indebtedness except in certain circumstances; (ii) to create or permit to exist liens on properties except in certain circumstances; (iii) to guaranty the debt of another party except in certain circumstances; (iv) to make loans or investments in excess of certain amounts except for permitted investments; (v) to make or pay dividends or distributions on CONSOL Energy common stock in excess of an annual rate of $0.40 per share unless certain conditions are met; (vi) to merge, liquidate, dissolve or to make acquisitions except in certain circumstances; (vii) to dispose of assets in excess of certain amounts subject to certain ordinary course and other exceptions; (viii) to deal with any affiliate except on fair and reasonable arm’s length terms; (ix) to create certain subsidiaries and joint ventures; (x) to engage in other businesses; (xi) to change its fiscal year; (xii) other than the Company, to issue additional equity to any person other than the Company or the other loan parties; (xiii) to amend certificates of incorporation, bylaws, or other organizational documents of the loan parties; (xiv) to make prepayments on or amendments to the Company’s senior notes, (xv) to permit restrictions on upstream dividends and payments to or by loan parties or (xvi) to enter into agreements inconsistent with the Credit Agreement and loan documents. In addition, the Company is obligated to maintain at the end of each fiscal quarter (i) a leverage ratio not greater than 4.75 to 1.0 through March 31, 2013 and from June 30, 2013 and thereafter 4.50 to 1.0, subject to adjustment for certain dispositions; (ii) an interest coverage ratio equal to or greater than 2.0 to 1.0 through December 31, 2010 and 2.5 to 1.0 from March 31, 2011 and thereafter; and (iii) a senior secured leverage ratio not greater than 2.5 to 1.0 through December 31, 2010 and 2.0 to 1.0 from March 31, 2011 and thereafter; all as calculated in accordance with the terms and definitions determining such ratios contained in Credit Agreement. The Credit Agreement also contains various reporting requirements.

The Credit Facility also contains customary events of default, including a cross-default to certain other debt, breaches of representations and warranties, change of control events and breaches of covenants.

The obligations under the Credit Agreement are guaranteed by the Company’s subsidiaries (other than CNX Gas’ and its subsidiaries and certain other subsidiaries) and the obligations are secured by substantially all of the assets of the Company and its subsidiaries, excluding CNX Gas and its subsidiaries and certain other subsidiaries, (the “Collateral”) pursuant to the Pledge Agreement, the Security Agreement, the Patent Security Agreement, as well as various mortgages. In addition, in accordance with the terms of CONSOL Energy’s $250 million 7.875% Notes due 2012 (the “2012 Notes”), and pursuant to the Collateral Trust Agreement, the Collateral also ratably secures obligations under the 2012 Notes.

CNX Gas Corporation

The CNX Gas Credit Agreement provides for a secured revolving credit facility (the “CNX Gas Credit Facility”) in an aggregate outstanding principal amount of up to $700 million, including borrowings and letters of credit. In addition to refinancing all outstanding amounts under the CNX Gas Old Facility, borrowings under the CNX Gas Credit Facility may be used by CNX Gas for general corporate purposes, including, transaction fees, letters of credit, acquisitions, capital expenditures, exploration and development of hydrocarbon interests and working capital.

The availability under the CNX Gas Credit Facility, including availability for letters of credit, is generally limited to a borrowing base, which is determined by the required number of lenders in good faith by calculating a loan value of CNX Gas’ proved reserves and reducing that number by an equity cushion determined by the lenders required to approve the borrowing base.

Interest on outstanding indebtedness under the CNX Gas Credit Facility currently accrues, at CNX Gas’ option, at a rate based on either:

the greater of (i) the federal funds open rate plus .5%, (ii) PNC Bank, National Association’s prime rate,

and (iii) the daily LIBOR rate plus 1.0%,

in each case, plus a margin ranging from 1.0% to 2.0%

or

the LIBOR rate plus a margin ranging from 2.0% to 3.0%.

The applicable margin added to the underlying interest rate fluctuates based on the facility utilization percentage.

The CNX Gas Credit Facility matures on May 6, 2014, and requires compliance with conditions precedent that must be satisfied prior to any borrowing as well as ongoing compliance with certain affirmative and negative covenants to which CNX Gas and its wholly-owned subsidiaries must adhere.

The affirmative covenants include (i) maintenance of existence, (ii) payment of obligations, including taxes, (iii) maintenance of properties, insurance, intellectual property and books and records, (iv) compliance with laws, leases, pipeline arrangements and other material contractual obligations, (v) use of proceeds, (vi) subordination of intercompany loans, (vii) compliance with anti-terrorism laws and (viii) granting of collateral and access to title information. In addition, if CNX Gas or any of its subsidiaries guarantees CONSOL Energy’s credit facility, CONSOL Energy’s 8.25% Senior Notes due 2020 or 8% Senior Notes due 2017, CNX Gas will cause CONSOL Energy and its subsidiaries which are parties to CONSOL Energy’s credit facility to guarantee the CNX Gas Credit Agreement.

The negative covenants of the CNX Gas Credit Facility include restrictions on the ability of CNX Gas (and its wholly-owned subsidiaries) (i) to create, incur, assume or suffer to exist indebtedness except in certain circumstances; (ii) to create or permit to exist liens on properties except in certain circumstances; (iii) to guaranty the debt of another party except in certain circumstances (which exception includes CNX Gas and its wholly-owned subsidiaries’ guarantee of CONSOL Energy’s 7.875% Senior Notes due 2012 (the “2012 Notes”); (iv) to make loans or investments in excess of certain amounts except for permitted investments; (v) to make or pay any dividends or distributions to third parties in excess of certain amounts subject to certain conditions; (vi) to merge, liquidate, or dissolve (excluding a merger of a wholly-owned subsidiary of CONSOL Energy into CNX Gas) except in certain circumstances; (vii) to dispose of assets in excess of certain amounts subject to certain ordinary course and other exceptions or to make certain acquisitions; (viii) to deal with any affiliate except on fair and reasonable arm’s length terms; (ix) creation of certain subsidiaries and joint ventures; (x) to engage in other businesses; (xi) to change its fiscal year; (xii) other than CNX Gas, to issue additional equity to any person other than CNX Gas or its wholly-owned subsidiaries; (xiv) to amend certificates of incorporation, bylaws, or other organizational documents of the loan parties; (xv) to enter into any hedging agreement other than those permitted by the CNX Gas Credit Agreement in the ordinary course of CNX Gas’ business; (xvi) to sell, transfer or convey or voluntarily pool or unitize its proved reserves except in certain circumstances; (xvii) to permit restrictions on upstream dividends and payments to or by loan parties or (xviii) to enter into agreements inconsistent with the CNX Gas Credit Agreement and loan documents. In addition, CNX Gas is obligated to maintain as of the end of each fiscal quarter a leverage ratio of not greater than 3.5 to 1.0 and an interest coverage ratio equal to or greater than 3.0 to 1.0, as calculated in accordance with the terms and definitions determining such ratios contained in CNX Gas Credit Agreement. The CNX Gas Credit Agreement also contains various reporting requirements.

The CNX Gas Credit Facility also contains customary events of default, including a cross-default to certain other debt, breaches of representations and warranties, change of control events and breaches of covenants.

The obligations of CNX Gas under the CNX Gas Credit Agreement are guaranteed by CNX Gas’ wholly-owned subsidiaries and the obligations are secured by substantially all of the assets of CNX Gas and its wholly-owned subsidiaries (the “CNX Gas Collateral”) pursuant to the CNX Gas Pledge Agreement and the CNX Gas Security Agreement, and may be secured in the future by mortgages. In addition, in accordance with the terms of the 2012 Notes, and pursuant to the CNX Gas Collateral Trust Agreement, the CNX Gas Collateral also ratably secures the 2012 Notes. CNX Gas and its wholly-owned subsidiaries are also guarantors of the 2012 Notes.

General

Bank of America, N.A. and PNC Bank, National Association are the syndication agent and administrative agent, respectively, as well as lenders under both the Credit Agreement and the CNX Gas Credit Agreement and a majority of the lenders under the CNX Gas Credit Agreement are also lenders under the Credit Agreement. PNC Bank, National Association also serves as administrator under the Amended and Restated Receivables Purchase Agreement with CONSOL Energy and certain of its subsidiaries, each as sub-servicers, dated as of April 30, 2007, as amended. The Bank of Nova Scotia, a lender under the Credit Agreement and the CNX Gas Credit Agreement, is an affiliate of the Bank of Nova Scotia Trust Company of New York, which serves as the indenture trustee with respect to the 2012 Notes and with respect to CONSOL Energy’s 8.25% Senior Notes due 2020 and 8% Senior Notes due 2017.

The descriptions set forth above are not complete and are subject to and qualified in their entirety by reference to the complete text of the Credit Agreement, the Collateral Trust Agreement, the Pledge Agreement, the Security Agreement, the Patent Security Agreement, the CNX Gas Credit Agreement, CNX Gas Collateral Trust Agreement, CNX Gas Pledge Agreement, and CNX Gas Security Agreement, copies of which are filed herewith as exhibits and the terms of all of which are incorporated by reference.

The Credit Agreement, the Collateral Trust Agreement, the Pledge Agreement, the Security Agreement, the Patent Security Agreement, the CNX Gas Credit Agreement, CNX Gas Collateral Trust Agreement, CNX Gas Pledge Agreement, and CNX Gas Security Agreement are being filed herewith solely to provide investors and security holders with information regarding their terms. They are not intended to be a source of financial, business or operational information about CNX Gas, CONSOL Energy or any of its subsidiaries or affiliates or the assets to be acquired. The representations, warranties and covenants contained in the Credit Agreement, the Collateral Trust Agreement, the Pledge Agreement, the Security Agreement, the Patent Security Agreement, the CNX Gas Credit Agreement, CNX Gas Collateral Trust Agreement, CNX Gas Pledge Agreement, and CNX Gas Security Agreement are made solely for purposes of such respective agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Credit Agreement, the Collateral Trust Agreement, the Pledge Agreement, the Security Agreement, the Patent Security Agreement, the CNX Gas Credit Agreement, CNX Gas Collateral Trust Agreement, CNX Gas Pledge Agreement, and CNX Gas Security Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of CONSOL or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Credit Agreement, the Collateral Trust Agreement, the Pledge Agreement, the Security Agreement, the Patent Security Agreement, the CNX Gas Credit Agreement, CNX Gas Collateral Trust Agreement, CNX Gas Pledge Agreement, and CNX Gas Security Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Schedules to the Collateral Trust Agreement, the Pledge Agreement, the Security Agreement, the Patent Security Agreement, CNX Gas Collateral Trust Agreement, CNX Gas Pledge Agreement and the CNX Gas Security Agreement which are listed and briefly described in those agreements relating to various collateral are not being filed but will be furnished supplementally to the Securities and Exchange Commission upon request. The Credit Agreement is being filed without the forms of the Collateral Trust Agreement, the Pledge Agreement, the Security Agreement, the Patent Security Agreement since those are being separately filed herewith. The CNX Gas Credit Agreement is being filed without the forms of the CNX Gas Collateral Trust Agreement, CNX Gas Pledge Agreement and CNX Gas Security Agreement since those are being separately filed herewith.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed or furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit 2.2	Amended and Restated Collateral Trust Agreement dated as of May 7, 2010 among CONSOL Energy Inc., certain of its subsidiaries and Wilmington Trust Company as Corporate Trustee and David A. Vanaskey as Individual Trustee.

Exhibit 2.3	Amended and Restated Pledge Agreement dated as of May 7, 2010 among CONSOL Energy Inc., certain of its subsidiaries and Wilmington Trust Company as Collateral Trustee.

Exhibit 2.4	Amended and Restated Security Agreement dated as of May 7, 2010 among CONSOL Energy Inc., certain of its subsidiaries and Wilmington Trust Company as Collateral Trustee.

Exhibit 2.5	First Amendment to Amended and Restated Patent, Trademark and Security Agreement dated as of May 7, 2010 among CONSOL Energy Inc., certain of its subsidiaries and Wilmington Trust Company as Collateral Trustee.

Exhibit 2.6	Collateral Trust Agreement dated as of May 7, 2010 among CNX Gas Corporation, its wholly-owned subsidiaries and Wilmington Trust Company as Corporate Trustee and David A. Vanaskey as Individual Trustee, incorporated by reference to Exhibit 2.1 to Form 8-K filed by CNX Gas Corporation on May 13, 2010.

Exhibit 2.7	Pledge Agreement dated as of May 7, 2010 among CNX Gas Corporation, its wholly-owned subsidiaries and Wilmington Trust Company as Collateral Trustee, incorporated by reference to Exhibit 2.2 to Form 8-K filed by CNX Gas Corporation on May 13, 2010.

Exhibit 2.8	Security Agreement dated as of May 7, 2010 among CNX Gas Corporation, its wholly-owned subsidiaries and Wilmington Trust Company as Collateral Trustee, incorporated by reference to Exhibit 2.3 to Form 8-K filed by CNX Gas Corporation on May 13, 2010.

Exhibit 10.1	Amended and Restated Credit Agreement dated as of May 7, 2010 among CONSOL Energy Inc., certain of its subsidiaries and the lender parties thereto.

Exhibit 10.2	Credit Agreement dated as of May 7, 2010 among CNX Gas Corporation, certain of its wholly-owned subsidiaries and the lender parties thereto, incorporated by reference to Exhibit 10.36 to Form 8-K filed by CNX Gas Corporation on May 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

	By:	/S/ P. JEROME RICHEY
P. Jerome Richey
Executive Vice President Corporate Affairs, Chief
Legal Officer & Secretary

Dated: May 13, 2010

Exhibit Index

Exhibit 2.2	Amended and Restated Collateral Trust Agreement dated as of May 7, 2010 among CONSOL Energy Inc., certain of its subsidiaries and Wilmington Trust Company as Corporate Trustee and David A. Vanaskey as Individual Trustee.

Exhibit 2.3	Amended and Restated Pledge Agreement dated as of May 7, 2010 among CONSOL Energy Inc., certain of its subsidiaries and Wilmington Trust Company as Collateral Trustee.

Exhibit 2.4	Amended and Restated Security Agreement dated as of May 7, 2010 among CONSOL Energy Inc., certain of its subsidiaries and Wilmington Trust Company as Collateral Trustee.

Exhibit 2.5	First Amendment to Amended and Restated Patent, Trademark and Security Agreement dated as of May 7, 2010 among CONSOL Energy Inc., certain of its subsidiaries and Wilmington Trust Company as Collateral Trustee.

Exhibit 2.6	Collateral Trust Agreement dated as of May 7, 2010 among CNX Gas Corporation, its wholly-owned subsidiaries and Wilmington Trust Company as Corporate Trustee and David A. Vanaskey as Individual Trustee, incorporated by reference to Exhibit 2.1 to Form 8-K filed by CNX Gas Corporation on May 13, 2010.

Exhibit 2.7	Pledge Agreement dated as of May 7, 2010 among CNX Gas Corporation, its wholly-owned subsidiaries and Wilmington Trust Company as Collateral Trustee, incorporated by reference to Exhibit 2.2 to Form 8-K filed by CNX Gas Corporation on May 13, 2010.

Exhibit 2.8	Security Agreement dated as of May 7, 2010 among CNX Gas Corporation, its wholly-owned subsidiaries and Wilmington Trust Company as Collateral Trustee, incorporated by reference to Exhibit 2.3 to Form 8-K filed by CNX Gas Corporation on May 13, 2010.

Exhibit 10.1	Amended and Restated Credit Agreement dated as of May 7, 2010 among CONSOL Energy Inc., certain of its subsidiaries and the lender parties thereto.

Exhibit 10.2	Credit Agreement dated as of May 7, 2010 among CNX Gas Corporation, certain of its wholly-owned subsidiaries and the lender parties thereto, incorporated by reference to Exhibit 10.36 to Form 8-K filed by CNX Gas Corporation on May 13, 2010.